                                                                   EXHIBIT 99(Q)

                        FORM OF CLASS D TRUST SUPPLEMENT

            This Trust Supplement No. 2001-1D, dated as of _______ (herein called the "TRUST SUPPLEMENT"), by and among Northwest Airlines Corporation, a Delaware corporation (the "GUARANTOR"), Northwest Airlines, Inc., a Minnesota corporation (the "COMPANY"), and State Street Bank and Trust Company of Connecticut, National Association (the "TRUSTEE"), to the Pass Through Trust Agreement, dated as of June 3, 1999, by and among the Guarantor, the Company and the Trustee (the "BASIC AGREEMENT").

                              W I T N E S S E T H:

            WHEREAS, the Basic Agreement, unlimited as to the aggregate principal amount of Certificates which may be issued thereunder, has heretofore been executed and delivered;

            WHEREAS, unless otherwise specified herein, capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement;

            WHEREAS, the Company intends to finance the acquisition of nine new Airbus A319-100 aircraft, three new Boeing 757-300 aircraft and two new Boeing 747-400 aircraft (the "AIRCRAFT"), as selected by the Company out of the fifteen Airbus A319-100 aircraft, six Boeing 757-300 aircraft and two Boeing 747-400 aircraft scheduled for delivery from February 2002 through December 2002 (the "ELIGIBLE AIRCRAFT"), either (i) through separate leveraged lease transactions, in which case the Company will lease such aircraft (collectively, the "LEASED AIRCRAFT") or (ii) through separate secured loan transactions, in which case the Company will own such aircraft (collectively, the "OWNED AIRCRAFT");

            WHEREAS, in the case of an Airbus 319-100 aircraft or a Boeing 757-300 which shall be a Leased Aircraft, the related Owner Trustee, acting on behalf of the applicable Owner Participant, may issue, on a non-recourse basis, Series D Equipment Notes, to finance a portion of the purchase price of such Leased Aircraft purchased or to be purchased by such Owner Trustee and leased or to be leased to the Company pursuant to the related Lease;

            WHEREAS, in the case of an Airbus 319-100 aircraft or a Boeing 757-300 aircraft which shall be an Owned Aircraft, the Company will issue Series D Equipment Notes to finance a portion of the purchase price of such Owned Aircraft;

            WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "AGREEMENT"), the Trustee shall purchase the Series D Equipment Notes issued in respect of an Airbus 319-100 aircraft or a Boeing 757-300 aircraft, as the case may be, having the same interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

            WHEREAS, the Trustee hereby declares the creation of this Trust (the "2001-1D TRUST" or the "APPLICABLE TRUST") for the benefit of the Applicable Certificateholders, and the

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initial Applicable Certificateholders as the grantors of the 2001-1D Trust, by their respective acceptances of the Applicable Certificates, join in the creation of this 2001-1D Trust with the Trustee; and

            WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

            NOW THEREFORE, in consideration of the premises herein, it is agreed by and among the Guarantor, the Company and the Trustee as follows:

                                   ARTICLE I
                                THE CERTIFICATES

            Section 1.01. THE CERTIFICATES. There is hereby created a series of Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 2001-1D" (hereinafter defined as the "SERIES 2001-1D CERTIFICATES" or the "APPLICABLE Certificates"). Each Series 2001-1D Certificate represents a Fractional Undivided Interest in the 2001-1D Trust created hereby.

            The terms and conditions applicable to the Series 2001-1D Certificates are as follows:

            (a) The aggregate principal amount of the Series 2001-1D Certificates that shall be authenticated under the Agreement (except for Series 2001-1D Certificates authenticated and delivered pursuant to Sections 3.03, 3.04 and 3.05 of the Basic Agreement) upon their initial issuance is $50,000,000. The Series 2001-1D Certificates shall be issued in minimum denominations of $100,000 and multiples of $1,000 in excess thereof. The interest rate applicable to the Series 2001-1D Certificates shall be __%.

            (b) The Cut-off Date is the earlier of (i) March 31, 2003 and (ii) the date on which a Triggering Event occurs.

            (c) The Regular Distribution Dates with respect to any payment of Scheduled Payments means each April 1 and October 1, commencing on ________, until payment of all of the Scheduled Payments to be made under the Series D Equipment Notes has been made.

            (d) The Special Distribution Dates are as follows: (i) when used with respect to the redemption or purchase of any Series D Equipment Notes, the day (which shall be a Business Day) on which such redemption or purchase is scheduled to occur pursuant to the terms of the applicable Indenture and (ii) when used with respect to a Special Payment other than as described in clause (i) above, 15 days after the last date on which the Trustee must give notice pursuant to Section 4.02(c) of the Basic Agreement (or the next Business Day after such 15th day if such date is not a Business Day).

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            (e) (i) The Series 2001-1D Certificates shall be in the form attached hereto as Exhibit A. Each purchaser of Series 2001-1D Certificates, by its acceptance of such Certificate or its interest therein, will be deemed to represent and warrant to and for the benefit of each Owner Participant and the Company that either (x) the assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE"), of entities which may be deemed to hold such plans' assets, or of another employee benefit plan not subject to ERISA or Section 4975 of the Code (such as a governmental, church or non-U.S. plan) have not been used to purchase Series 2001-1D Certificates or (y) one or more prohibited transaction statutory or administrative exemptions applies such that the use of such plan assets to purchase and hold such Certificate will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation under any federal, state or local law that is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code.

            (ii) The Series 2001-1D Certificates shall be Definitive
      Certificates.

            (f) The Scheduled Payments of principal shall be as set forth in Exhibit B hereto, as may be amended from time to time. The final expected Regular Distribution Date applicable to the Series 2001-1D Certificates shall be October 1, 2013.

            (g) The proceeds of the Series 2001-1D Certificates and the proceeds of any equity contribution to be made by the Delaware Trust, as the initial Applicable Certificateholder, pursuant to Section 2.01 hereof shall be applied to the purchase of the relevant Series D Equipment Notes as provided herein, if and when issued, to finance a portion of the purchase price of the following Aircraft (assuming that for purposes of the chart below that the first 12 Eligible Aircraft scheduled for delivery among the 21 Eligible Aircraft (except for Boeing 749-400 aircraft) are financed):

       EXPECTED REGISTRATION NUMBER      AIRCRAFT TYPE        ENGINE TYPE
       ----------------------------      -------------        -----------
      N338NB........................    Airbus A319-100        CFM56-5A4
      N340NB........................    Airbus A319-100        CFM56-5A4
      N343NB........................    Airbus A319-100        CFM56-5A4
      N344NB........................    Airbus A319-100        CFM56-5A4
      N345NB........................    Airbus A319-100        CFM56-5A4
      N346NB........................    Airbus A319-100        CFM56-5A4
      N347NB........................    Airbus A319-100        CFM56-5A4
      N348NB........................    Airbus A319-100        CFM56-5A4
      N349NB........................    Airbus A319-100        CFM56-5A4
      N580NW........................    Boeing 757-300          PW2040
      N581NW........................    Boeing 757-300          PW2040
      N582NW........................    Boeing 757-300          PW2040

            (h) Notwithstanding the provisions of Section 3.04 of the Basic Agreement, (i) the Trustee shall not register the transfer of any Series 2001-1D Certificates until after the Cut-off Date and (ii) prior to the transfer of any Series 2001-1D Certificate the Trustee shall require evidence satisfactory to it as to the compliance of any such transfer

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      with the Securities Act of 1933, as amended, and the securities laws of any applicable state.

            Section 1.02. INTERCREDITOR AGREEMENT. The Series 2001-1D Certificates are subject to the Intercreditor Agreement.

            Section 1.03. RANKING OF SERIES 2001-1D CERTIFICATES. The Series 2001-1D Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

            Section 1.04. [Reserved]

            Section 1.05. NO CROSS-DEFAULT OR CROSS- COLLATERALIZATION OF EQUIPMENT NOTES. As set forth in the related Indenture, there will not be any cross-collateralization provisions or cross-default provisions in respect of the Equipment Notes.

                                   ARTICLE II
                               STATEMENT OF INTENT

            Section 2.01. CAPITAL CONTRIBUTIONS. Pursuant to Section 2.11(b) of the Delaware Trust Agreement, the Delaware Trust is obligated to contribute to the Applicable Trust all amounts received by it from time on and after the date hereof pursuant to said Section 2.11(b) for the purchase by the Trustee of Series D Equipment Notes.

            Section 2.02. STATEMENT OF INTENT. The parties hereto intend that the Applicable Trust be classified for U.S. federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as a trust or association taxable as a corporation or a partnership. Each of the parties hereto and each Applicable Certificateholder, or beneficial owner of an Applicable Certificate, by its acceptance of its Applicable Certificate or a beneficial interest therein, agrees to treat for all U.S. federal, state and local income tax purposes (i) the Applicable Trust as a grantor trust and (ii) Equipment Notes to be issued (or assumed) by an Owner Trust (in the case of a Leased Aircraft) as indebtedness of such Owner Trust, and Equipment Notes issued by the Company (in the case of an Owned Aircraft) as indebtedness of the Company.

                                   ARTICLE III
                                   DEFINITIONS

            Section 3.01. DEFINITIONS. (a) For all purposes of the Basic Agreement as supplemented by this Trust Supplement, the following capitalized terms have the following meanings:

            AIRCRAFT: Has the meaning specified in the recitals hereto.

            APPLICABLE CERTIFICATEHOLDER: Means the holder of an Applicable Certificate.

            APPLICABLE CERTIFICATES: As defined in Section 1.01.

            APPLICABLE TRUST: Has the meaning specified in the recitals hereto.
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            CLOSING NOTICE: Has the meaning specified in the Note Purchase
      Agreement.

            CUT-OFF DATE: Has the meaning specified in Section 1.01(b).

            DELAWARE TRUST: Has the meaning specified in the Note Purchase Agreement.

            DELAWARE TRUST AGREEMENT: Has the meaning specified in the Note Purchase Agreement.

            DISTRIBUTION DATE: Means any Regular Distribution Date or Special Distribution Date.

            ELIGIBLE AIRCRAFT: Has the meaning specified in the recitals hereto.

            INTERCREDITOR AGREEMENT: Means the Intercreditor Agreement, dated as of June 1, 2001, by and among the Other Trustee, the Liquidity Providers named therein and State Street Bank and Trust Company, as Subordination Agent, as amended to give effect to the issuance of the Applicable Certificates as of the date hereof and as the same maybe further amended, supplemented or otherwise modified from time to time in accordance with its terms.

            LEASED AIRCRAFT: Has the meaning specified in the recitals hereto.

            NOTE DOCUMENTS: With respect to any Equipment Note, means the Note Purchase Agreement, the related Indenture, the related Participation Agreement, and, if the related Aircraft is leased to the Company, the related Lease.

            NOTE PURCHASE AGREEMENT: Means the Note Purchase Agreement, dated as of June 1, 2001, among the Company, the Other Trustee, State Street Bank and Trust Company, as Subordination Agent, the Escrow Agent, the Paying Agent and upon the execution of this Trust Supplement, the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            OTHER AGREEMENT: Means the Basic Agreement as supplemented by Trust Supplement No. 2001-1A-1 (the "2001-1A-1 TRUST SUPPLEMENT") dated June 1, 2001 relating to Northwest Airlines 2001-1A-1 Pass Through Trust, by Trust Supplement No. 2001-1A-2 (the "2001-1A-2 TRUST SUPPLEMENT") dated June 1, 2001 relating to the Northwest Airlines 2001-1A-2 Pass Through Trust, by Trust Supplement No. 2001-1B (the "2001-1B TRUST SUPPLEMENT") dated June 1, 2001 relating to the Northwest Airlines 2001-1B Pass Through Trust and by Trust Supplement No. 2001-1C (the "2001-1C TRUST SUPPLEMENT") dated June 1, 2001 relating to the Northwest Airlines 2001-1C Pass Through Trust.

            OTHER TRUSTEE: Means the trustee under the Other Agreement, and any successor or other trustee appointed as provided therein.

            OWNED AIRCRAFT: Has the meaning specified in the recitals hereto.

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            PARTICIPATION AGREEMENT: Has the meaning specified in the Note
      Purchase Agreement.

            POOL BALANCE: Means, as of any date, (i) the original aggregate principal amount of all of the Series D Equipment Notes acquired by the Trustee less (ii) the aggregate amount of all payments made in respect of the Applicable Certificates other than payments made in respect of interest or premium thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Distribution Date will be computed after giving effect to any payment of principal of the Series D Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on that date.

            POOL FACTOR: Means, as of any Distribution Date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate principal amount of all of the Series D Equipment Notes acquired by the Trustee. The Pool Factor as of any Distribution Date shall be computed after giving effect to any payment of principal of the Series D Equipment Notes or other Trust Property and the distribution thereof to be made on that date.

            RECORD DATE: Means the fifteenth day preceding any Distribution Date on which the Applicable Certificateholders are determined for purposes of the distribution which will occur on such Distribution Date.

            SCHEDULED CLOSING DATE: Has the meaning specified in the Note Purchase Agreement.

            SCHEDULED PAYMENT: Has the meaning specified in the Intercreditor Agreement.

            SERIES D EQUIPMENT NOTES: Has the meaning specified in the Note Purchase Agreement.

            SPECIAL PAYMENT: Means any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or Trust Indenture Estate (as defined in each Indenture).

            TRIGGERING EVENT: Has the meaning specified in the Intercreditor Agreement.

            TRUST PROPERTY: Means (i) the Series D Equipment Notes held as the property of the Applicable Trust and, subject to the Intercreditor Agreement, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account, and (iii) all rights of the Applicable Trust and the Trustee, on behalf of the Applicable Trust, under the Intercreditor Agreement and the Note Purchase Agreement, including, without limitation, the rights of the Applicable Trust to acquire Series D Equipment Notes under the Note Purchase Agreement, all rights to receive certain payments under such documents, and all monies paid to the Trustee on behalf of the Applicable Trust pursuant to the Intercreditor Agreement.

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            TRUSTS: Means, collectively, the Northwest Airlines 2001-1 Pass
      Through Trusts to be formed pursuant to the Basic Agreement, as supplemented by this Trust Supplement and the Other Agreement.

            Section 3.02. OTHER. (a) For purposes of the Applicable Trust, "PTC Event of Default," as used in the Basic Agreement, shall have the meaning set forth in the Intercreditor Agreement.

            (b) With respect to the Applicable Trust, the definition of the term "Specified Investments" in the Basic Agreement is amended by adding the following sentence at the end of such definition:

            "State Street Bank and Trust Company of Connecticut, National Association, in acting as Pass Through Trustee is hereby authorized, in making or disposing of any investment described herein, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as an agent of the Pass Through Trustee or for any third person or dealing as principal for its own account."

                                   ARTICLE IV
                                   THE TRUSTEE

            Section 4.01. DELIVERY OF DOCUMENTS; DELIVERY DATES. (a) The Trustee is hereby directed (i) to execute and deliver an amendment to the Intercreditor Agreement in the form delivered to the Trustee by the Company and (ii) subject to the terms thereof, to perform its obligations thereunder. By its execution of this Trust Supplement, the Trustee hereby acknowledges and agrees that it has become party to the Note Purchase Agreement and agrees to perform its obligations thereunder and to be bound by the terms thereof. Upon request of the Company and the satisfaction of the closing conditions specified in Section 11 of the Note Purchase Agreement, the Trustee shall execute, deliver, authenticate, issue and sell Applicable Certificates in authorized denominations equaling in the aggregate face amount of $50,000,000 evidencing the entire ownership interest in the Applicable Trust, which amount equals the maximum aggregate principal amount of Series D Equipment Notes which may be purchased by the Trustee pursuant to the Note Purchase Agreement. Except as provided in Sections 3.03, 3.04, 3.05 and 3.09 of the Basic Agreement, the Trustee shall not execute, authenticate or deliver Applicable Certificates in excess of the aggregate amount specified in this paragraph.

            (b) On or after the date of this Trust Supplement the Company may deliver from time to time to the Trustee a Closing Notice relating to one or more Series D Equipment Notes. Promptly upon receipt of a Closing Notice the Trustee shall provide a copy thereof to the trustee of the Delaware Trust. The Trustee shall (as and when specified in such Closing Notice), subject to the conditions set forth in Section 3 of the Note Purchase Agreement, enter into and perform its obligations under the Participation Agreement specified in such Closing Notice (the "APPLICABLE PARTICIPATION AGREEMENT") and cause such certificates, documents and legal opinions relating to the Trustee to be duly delivered as required by the Applicable Participation Agreement. After receipt by the Trustee of a Closing Notice and of funds in an amount equal to the purchase price of the Series D Equipment Notes described in such Closing Notice, the Trustee shall (as and when specified in the Closing Notice) apply such funds to the payment of

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the purchase price of such Equipment Notes to or on behalf of the Owner Trustee or the Company, as the case may be, issuing such Equipment Notes, all as shall be described in the Closing Notice, subject to satisfaction of the conditions in the Note Purchase Agreement and the Applicable Participation Agreement. The purchase price of such Equipment Notes shall equal the principal amount of such Equipment Notes.

            Section 4.02. TERMINATION OF DELAWARE TRUST. The Trustee shall not consent to any amendment to the Delaware Trust Agreement which could result in the Delaware Trust being terminated other than in accordance with Article IX of the Delaware Trust Agreement.

            Section 4.03. THE TRUSTEE. (a) Subject to Section 4.04 of this Trust Supplement and Section 7.14 of the Basic Agreement, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof or thereof by the Company or the other parties thereto (other than the Trustee), or for or in respect of the recitals and statements contained herein or therein, all of which recitals and statements are made solely by the Company.

            (b) Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

            Section 4.04. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee hereby represents and warrants that:

            (a) the Trustee has full power, authority and legal right to execute, deliver and perform this Trust Supplement, the Intercreditor Agreement and the Note Documents to which it is a party (collectively, the "TRUSTEE AGREEMENTS") and has taken all necessary action to authorize the execution, delivery and performance by it of the Trustee Agreements;

            (b) the execution, delivery and performance by the Trustee of the Trustee Agreements (i) will not violate any provision of any United States federal law or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

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            (c) the execution, delivery and performance by the Trustee of the
      Trustee Agreements will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and

            (d) each Trustee Agreement has been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreement of the Trustee, enforceable against it in accordance with its terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

            Section 4.05. TRUSTEE LIENS. The Trustee in its individual capacity agrees, in addition to the agreements contained in Section 7.16 of the Basic Agreement, that it will, at its own cost and expense, promptly take any action as may be necessary to duly discharge and satisfy in full any Trustee's liens on or with respect to the Trust Property which is attributable to the Trustee in its individual capacity and which is unrelated to the transactions contemplated by the Intercreditor Agreement or the Note Purchase Agreement.

                                    ARTICLE V
                             SUPPLEMENTAL AGREEMENT

            Section 5.01. SUPPLEMENTAL AGREEMENTS. (a) For purposes of this Trust, Section 9.01 and 9.02 of the Basic Agreement shall be amended to read as follows:

            "Section 9.01. SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF APPLICABLE CERTIFICATEHOLDERS. Without the consent of the Applicable Certificateholders, the Guarantor and the Company may, and the Trustee (subject to Section 9.03) shall, at any time and from time to time, enter into one or more agreements supplemental hereto or, if applicable, the Intercreditor Agreement or the Note Purchase Agreement, for any of the following purposes:

                  (1) to provide for the formation of a Trust, the issuance of a series of certificates and the other matters contemplated by Section 2.01(b); or

                  (2) to evidence the succession of another corporation to the
            Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein contained or contained in the Note Purchase Agreement; or

                  (3) to add to the covenants of the Guarantor or the Company for the benefit of the Certificateholders of any series, or to surrender any right or power conferred upon the Guarantor or the Company in this Agreement, the Intercreditor Agreement or the Note Purchase Agreement; or

                  (4) except where Certificateholder consent is required by
            Sections 9.02(1) - 9.02(6) and as described below, to correct or supplement any provision

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            in this Agreement, the Intercreditor Agreement or the Note Purchase
            Agreement which may be defective or inconsistent with any other provision herein or in any Trust Supplement or to make any other provisions with respect to matters or questions arising under this Agreement, the Intercreditor Agreement or the Note Purchase Agreement provided that any such action shall not adversely affect the interests of the Certificateholders of any series; or to cure any ambiguity or correct any mistake in this Agreement, the Intercreditor Agreement or the Note Purchase Agreement; or

                  (5) to comply with any requirement of the SEC, any applicable law, rules or regulations of any exchange or quotation system on which the Applicable Certificates are listed, or any regulatory body; or

                  (6) to evidence and provide for the acceptance of appointment under this Agreement, the Intercreditor Agreement or the Note Purchase Agreement by a successor Trustee with respect to one or more Trusts and to add to or change any of the provisions of this Agreement, the Intercreditor Agreement or the Note Purchase Agreement as shall be necessary to provide for or facilitate the administration of the Trusts hereunder and thereunder by more than one Trustee, pursuant to the requirements of Section 7.09; or

                  (7) to make any other amendments or modifications hereto,
            provided such amendments or modifications shall only apply to Certificates of one or more series to be thereafter issued."

            "Section 9.02. SUPPLEMENTAL AGREEMENTS WITH CONSENT OF CERTIFICATEHOLDERS. With respect to each separate Trust and the series of Certificates relating thereto, with the consent of the Certificateholders holding Certificates of any series evidencing Fractional Undivided Interests aggregating not less than a majority in interest in such Trust, by Act of said Certificateholders delivered to the Guarantor, the Company and the Trustee, the Guarantor and the Company may (with the consent of the Owner Trustee, if any, relating to such Certificates, which consent shall not be unreasonably withheld), and the Trustee (subject to Section 9.03) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Intercreditor Agreement or the Note Purchase Agreement to the extent applicable to such Certificateholders or of modifying in any manner the rights and obligations of such Certificateholders under this Agreement, the Intercreditor Agreement or the Note Purchase Agreement; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of the Certificateholder of each Outstanding Certificate affected thereby:

                  (1) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Equipment Notes or other Trust Property held in such Trust or distributions that are required to be made herein on any Certificate of such series, or change any date of payment of any Certificate of such series, or change the place of payment where, or the coin or currency in which, any Certificate of such series is payable, or impair the right to institute suit

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            for the enforcement of any such payment or distribution on or after the Regular Distribution Date or Special Distribution Date applicable thereto; or

                  (2) permit the disposition of any Equipment Note in the Trust
            Property of such Trust except as permitted by this Agreement, or otherwise deprive such Certificateholder of the benefit of the ownership of the Equipment Notes in such Trust; or

                  (3) alter the priority of distributions specified in the
            Intercreditor Agreement; or

                  (4) reduce the percentage of the aggregate Fractional
            Undivided Interests of such Trust which is required for any such supplemental agreement, or reduce such percentage required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement; or

                  (5) modify any of the provisions of this Section or Section
            6.05, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Certificateholder of each Certificate or such series affected thereby.

            It shall not be necessary for any Act of such Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof."

            (b) Any supplemental agreement may not adversely affect the status of the Applicable Trust for U.S. federal income tax purposes, as either (i) a grantor trust under Subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Code or (ii) a partnership.

                                   ARTICLE VI
                 DISTRIBUTIONS; STATEMENT TO CERTIFICATEHOLDERS

            Section 6.01. [Reserved]

            Section 6.02. STATEMENTS TO APPLICABLE CERTIFICATEHOLDERS; FEDERAL INCOME TAX REPORTING. (a) On each Distribution Date, the Trustee will include with each distribution to Applicable Certificateholders of a Scheduled Payment or Special Payment, as the case may be, a statement setting forth the information provided below. Such statement shall set forth (per $1,000 face amount Applicable Certificate as to (i), (ii), (iii) and (iv) below) the following information:

            (i) the aggregate amount of funds distributed on such Distribution Date under the Agreement;

            (ii) the amount of such distribution under the Agreement allocable to principal and the amount allocable to premium, if any;

            (iii) the amount of such distribution under the Agreement allocable to interest; and

            (iv) the Pool Balance and the Pool Factor.

            (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was an Applicable Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii), (a)(iii) and (a)(iv) of this Section 6.02 for such calendar year or, in the event such Person was an Applicable Certificateholder of record during a portion of such calendar year, for such portion of such year, and such other items as are readily available to the Trustee and which an Applicable Certificateholder shall reasonably request as necessary for the purpose of such Applicable Certificateholder's preparation of its federal income tax returns.

            (c) Promptly following (i) the Cut-off Date, if there has been any change in the information specified below from that set forth in Exhibit B hereto and (ii) any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series D Equipment Notes held in the Applicable Trust, the Trustee shall furnish to Applicable Certificateholders of record on such date a statement setting forth the expected principal distribution schedule of the Series D Equipment Notes, in the aggregate, held as Trust Property at the date of such notice.

            (d) Unless and until required otherwise by applicable authority, the Trustee shall treat the Applicable Trust as a "grantor trust" under Subpart E,
Part I, Subchapter J of Chapter 1 of the Code, and shall file annually with the Internal Revenue Service Form 1041, indicating the name and address of the Applicable Trust and otherwise completed in blank, with attached statements identifying each Applicable Certificateholder and its pro rata share of the income and expenses of the Applicable Trust for the applicable portion of the preceding calendar year, on the cash or accrual method, as the case may be, and shall furnish each Applicable Certificateholder with a copy of its statement at the time and in the manner required by the Code.

            (e) This Section 6.02 supersedes and replaces Section 4.03 of the Basic Agreement.

                                   ARTICLE VII
                                     DEFAULT

            Section 7.01. PURCHASE RIGHTS OF CERTIFICATEHOLDERS. After the occurrence and during the continuation of a Triggering Event, each Applicable Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates pursuant to the Class A-2 Trust Agreement, the Class A-2 Certificates pursuant to the Class A-1 Trust Agreement, the Class A-1 and the Class A-2 Certificates pursuant to the Class B Trust Agreement or the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates pursuant to the Class C Trust Agreement) to purchase, for the purchase price set forth in the Class A-1 Trust Agreement, the Class A-2 Trust Agreement, the Class B Trust Agreement, and the Class C Trust Agreement, respectively, all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates upon ten days' prior written notice to the Class A-1 Trustee, the Class A-2 Trustee, the Class B Trustee, the Class C Trustee and each other Applicable Certificateholder, PROVIDED that (i) if prior to the end of such ten-day period any other Applicable Certificateholder (other than the Company or any of its Affiliates) notifies such purchasing Applicable Certificateholder that such other Applicable Certificateholder wants to participate in such purchase, then such other Applicable Certificateholder may join with the purchasing Applicable Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates PRO RATA based on the fractional undivided interest in the Applicable Trust held by each such Applicable Certificateholder and (ii) if prior to the end of such ten-day period any other Applicable Certificateholder fails to notify the purchasing Applicable Certificateholder of such other Applicable Certificateholder's desire to participate in such a purchase, then such other Applicable Certificateholder shall lose its right to purchase the Class C Certificates, the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates pursuant to this Section 7.01.

            As used in this Section 7.01, the terms "Class A-1 Certificate", "Class A-1 Certificateholder", "Class A-1 Trust", "Class A-1 Trust Agreement", "Class A-1 Trustee", "Class A-2 Certificate", "Class A-2 Certificateholder", "Class A-2 Trust", "Class A-2 Trust Agreement", "Class A-2 Trustee", "Class B Certificate", "Class B Certificateholder", "Class B Trust", "Class B Trust Agreement", "Class B Trustee", "Class C Certificate", "Class C Certificateholder", "Class C Trust", "Class C Trust Agreement" and "Class C Trustee" shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

            (a) This Section 7.01 supersedes and replaces Section 6.01(b) of the Basic Agreement.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

            Section 8.01. BASIC AGREEMENT RATIFIED. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

            Section 8.02. GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE SERIES 2001-1D CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            Section 8.03. EXECUTION IN COUNTERPARTS. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the Guarantor, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.

                                    NORTHWEST AIRLINES, INC.


                                    By:   ____________________________________
                                          Name:
                                          Title:



                                    NORTHWEST AIRLINES CORPORATION,
                                      as Guarantor


                                    By:   ____________________________________
                                          Name:
                                          Title:


                                    STATE STREET BANK AND TRUST
                                    COMPANY OF CONNECTICUT, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

                               FORM OF CERTIFICATE

            THIS CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT') OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

            Any person acquiring this Certificate by its acceptance hereof or its interest herein, will be deemed to represent and warrant to and for the benefit of each Owner Participant and the Company that either (i) the assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE"), of entities which may be deemed to hold such plans' assets, or of another employee benefit plan not subject to ERISA or Section 4975 of the Code (such as a governmental, church or non-U.S. plan) have not been used to purchase this Certificate or (ii) one or more prohibited transaction statutory or administrative exemptions applies such that the use of such plan assets to purchase and hold this Certificate will not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation under any federal, state or local law that is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code.

                  NORTHWEST AIRLINES 2001-1D PASS THROUGH TRUST

                                  Pass Through
                           Certificate, Series 2001-1D

                             Issuance Date: ________

                 Final Legal Distribution Date: October 1, 2013

      Evidencing A Fractional Undivided Interest In The Northwest Airlines 2001-1D Pass Through Trust, The Property Of Which Includes Certain Equipment Notes Each Secured By An Aircraft Leased To Or Owned By Northwest Airlines, Inc.

Certificate           $________ Fractional undivided interest representing 0.__%
No. _____             of the Trust per $1,000 of Reference Principal Amount

            THIS CERTIFIES THAT _______________, for value received, is the registered owner of a Fractional Undivided Interest in the amount of $_______ (the "REFERENCE PRINCIPAL AMOUNT") in the Northwest Airlines 2001-1D Pass Through Trust (the "TRUST") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "TRUSTEE"), pursuant to a Pass Through Trust Agreement, dated as of June 3, 1999 (as amended or supplemented, the "BASIC AGREEMENT"), by and among the Trustee, Northwest Airlines Corporation, a Delaware corporation (the "Guarantor"), and Northwest Airlines, Inc., a Minnesota corporation (the "COMPANY"), as supplemented by Trust Supplement No. 2001-1D thereto, dated as of _______ (collectively, the "AGREEMENT"), by and among the Trustee, the

Guarantor and the Company, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 2001-1D" (herein called the "CERTIFICATES"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Intercreditor Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes and all rights of the Trust to receive payments under the Intercreditor Agreement (the "TRUST PROPERTY"). Each issue of the Equipment Notes is secured by a security interest in the Aircraft leased to or owned by the Company.

            Each of the Certificates represents a Fractional Undivided Interest in the Trust and the Trust Property and has no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

            Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each April 1 and October 1 (a "REGULAR DISTRIBUTION DATE"), commencing _______ to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

            Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

            The Certificates do not represent an obligation of, or an obligation guaranteed by, or an interest in, the Guarantor, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Guarantor or the Company and the rights of the Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees, provided that the Trustee shall have received evidence satisfactory to it as to the compliance of any such transfer with the Securities Act and the securities laws of any applicable state.

            The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided Interests and multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            Each Certificateholder or beneficial owner of a Certificate, by its acceptance of this Certificate or a beneficial interest herein, agrees to treat the Trust as a grantor trust for all U.S. federal, state and local income tax purposes.

            The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

            THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    NORTHWEST AIRLINES 2001-1D
                                      PASS THROUGH TRUST

                                    By:   STATE STREET BANK AND TRUST
                                            COMPANY OF CONNECTICUT,
                                            NATIONAL ASSOCIATION, as Trustee


                                          By:   _____________________________
                                                Name:
                                                Title:

               FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

STATE STREET BANK AND TRUST
  COMPANY OF CONNECTICUT,
  NATIONAL ASSOCIATION,
  as Trustee


By:   _____________________________
      Name:
      Title:

                                    EXHIBIT B

                           REGULAR DISTRIBUTION DATES
                                       AND
                               SCHEDULED PAYMENTS

            REGULAR DISTRIBUTION DATE           SCHEDULED PAYMENT
            -------------------------           -----------------
            April 1, 2003                        $1,377,282.30
            October 1, 2003                       1,439,260.01
            April 1, 2004                         1,504,026.71
            October 1, 2004                       1,571,707.91
            April 1, 2005                         1,642,434.76
            October 1, 2005                       1,716,344.33
            April 1, 2006                         1,793,579.82
            October 1, 2006                       1,874,290.92
            April 1, 2007                         1,958,634.01
            October 1, 2007                       2,046,772.54
            April 1, 2008                         2,138,877.30
            October 1, 2008                       2,235,126.78
            April 1, 2009                         2,335,707.49
            October 1, 2009                       2,440,814.32
            April 1, 2010                         2,550,650.97
            October 1, 2010                       2,665,430.26
            April 1, 2011                         2,785,374.62
            October 1, 2011                       2,910,716.48
            April 1, 2012                         3,041,698.72
            October 1, 2012                       3,178,575.16
            April 1, 2013                         3,321,611.05
            October 1, 2013                       3,471,083.54